UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF GEORGIA
NEWNAN DIVISION				Exhibit 99.1

	}	CASE NUMBER
	}	02-10835
}
The NewPower Company, et. al.	}	JUDGE	W. Homer Drake, Jr.
}
DEBTORS	}	CHAPTER 11

DEBTOR’S MONTHLY FINANCIAL REPORTS (BUSINESS)

FOR THE PERIOD

3/31/2011 to 4/30/2011

Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the
United States Trustee and FRBP 2015.

Paul Ferdinands
Attorney for Debtor

Debtor’s Address		Attorney’s Address
and Phone Number		and Phone Number

P.O. Box 17296		191 Peachtree St.
Stamford, Ct 06907		Atlanta, GA 30303
Tel: (404) 572-4600

NewPower Holdings, Inc.
Case Number: 02-10835	Post Petition
	Totals
For Period from March 31, 2011 thru April 30, 2011

Opening Cash Balance - 3/31/11	$ 280

Inflows:
Customer Collections
Collateral Returned
-Sureties
-Security Deposits
Sale Proceeds/Interest Income/Other
Total Inflows
		Distribution of Outflows
Outflows:		NewPower	The NewPower
Post Petition:		Holdings, Inc.	Company

Professionals - Bankruptcy	23	23
Consulting Fees
Lockbox Fees
Supplies & Misc, Docum. Destruction	18	18
Rent
Insurance
Utilities (Heat, Hydro, Phone, etc.)
Payroll (inlcuding tax payments & fees)	11	11
T&E Reimbursements
State Tax Payments	2	2
Distribution to Equity	94.60	95
Total Outflows	149	149

Net Cash Flows	(149)

Closing Cash Balance	$ 131

Attachment 1

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Receivable Aging and Reconciliation
For Period from March 31, 2011 thru April 30, 2011
Amounts in $000’s

Accounts Receivable at Petition Date:	$75,200

Beginning of Month Balance* - Gross	$13,476	(per 3/31/11 G/L)
PLUS: Current Month New Billings	-
LESS: Collections During the Month	21,420

End of Month Balance - Gross	$(7,944)	(per 4/30/11 G/L)
Allowance for Doubtful Accounts	7,944

End of Month Balance - Net of Allowance	$-

Note:	The accounts receivable aging below relates only to deliveries to
	customers subsequent to the June 11, 2002 petition date.

	AR Aging for Post Petition Receivables

	Current	> 30 days	> 60 days	Total

	$ -	$ -	$ 111	$ 111

Attachment 2

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Payable and Secured Payments Report
For Period from March 31, 2011 thru April 30, 2011
Amounts in $000’s

See attached System Generated A/P reports as of 4/30/2011 (Attachments 2A and 2B).

Beginning of Period Balance	$56	(per 3/31/11 G/L)
PLUS: New Indebtedness Incurred	41
LESS: Amounts Paid on A/P	(41)

End of Month Balance	$56	(per 4/30/11 G/L)

Exhibit 2A

The New Power Company
Vendor Balance Detail
As of April 30, 2011

		Date	Amount	Balance
	Commissioner of Revenue Services, Ct			0.00
		04/29/2011	71.60	71.60
		04/29/2011	-71.60	0.00
	Total Commissioner of Revenue Services, Ct		0.00	0.00
	Delaware Secretary of State			0.00
		04/29/2011	1,062.00	1,062.00
		04/29/2011	650.00	1,712.00
		04/29/2011	-1,062.00	650.00
		04/29/2011	-650.00	0.00
	Total Delaware Secretary of State		0.00	0.00
	Iron Mountain Off-Site Data Protection			0.00
		04/20/2011	18,351.58	18,351.58
		04/20/2011	-18,351.58	0.00
	Total Iron Mountain Off-Site Data Protection		0.00	0.00
	Mellon Investors Services, LLC			0.00
		04/25/2011	6,500.00	6,500.00
		04/29/2011	94,590.42	101,090.42
		04/29/2011	-101,090.42	0.00
	Total Mellon Investors Services, LLC		0.00	0.00
	Ms. Patricia Foster			0.00
		04/29/2011	450.00	450.00
		04/29/2011	-450.00	0.00
	Total Ms. Patricia Foster		0.00	0.00
	Sidley Austin Brown & Wood			0.00
		04/20/2011	13,723.08	13,723.08
		04/20/2011	-13,723.08	0.00
	Total Sidley Austin Brown & Wood		0.00	0.00
TOTAL

Exhibit 2B

The New Power Company
Unpaid Vendor Balances
April 30, 2011

Balance

Franchise Tax Liability	55,465.82
Payroll Tax Liablility	9,656.00
65,121.82

Attachment 3

NewPower Holdings, Inc.
Case Number: 02-10835
Inventroy and Fixed Assets Report
For Period from March 31, 2011 thru April 30, 2011
Amounts in $000's

Inventory Report

Inventory Balance at Petition Date	$ 15,587

Inventory at Beginning of Period	$ -	(per 3/31/11 G/L)
PLUS: Inventrory Purchased	-
LESS: Inventory Used or Sold	-

End of Month Balance	$ -	(per 4/30/11 G/L)

Inventory is generally costed at the lower of cost or market. By the end of July 2002 we had sold all of our gas inventory either to retail customers or financial buyers as part of our asset sales.

Fixed Asset Report

Book Value at Petition Date	$ 1,238

Our fixed assets at petition date consisted of office furniture and equipment. These assets were transferred to our lessor in June 2002 as part of the settlement of our lease obligation.

Fixed Assets at Beginning of Period	$ -
Less: Depreciation Expense	-
Less: Dispositions	-
Add: Purchases	-

Fixed Assets at End of Period	$ -

Attachment 4

Name of Debtor :	NewPower Holdings Inc.
Case # :	02-10835
Reporting Period:	4/01/2011-4/30/2011

Name of Bank:	JP Morgan Chase
Branch:	New York ABA # 021000021
Account Name:	The New Power Company Concentration Account
Account Number:
Purpose of Account:	Concentration Account

Beginning Balance	$ 116,412.62
Total Deposits	$ 100,000.00	Transfer from Money Market
Total Payments	$ 152,165.08	Transfer to Manual Checking
Closing Balance	$ 64,247.54

Electronic Payments issued this Period	4
Last Payment issued this Period
Total # of payments this Period	4

Attachment 4

Name of Debtor :	NewPower Holdings Inc.
Case # :	02-10835
Reporting Period:	4/01/2011-4/30/2011

Name of Bank:	JP Morgan Chase
Branch:	New York ABA # 021000021
Account Name:	The New Power Company
Account Number:
Purpose of Account:	Money Market

Beginning Balance	$ 163,528.39
Total Deposits	$ 6.10	Interest Income
Total Payments	$ 103,279.42	Payroll Taxes and transfer to Concentration of $100,000
Closing Balance	$ 60,255.07
Service Charges	$ -

First Check issued this Period		N/A
Last Check issued this Period		N/A
Total # of checks issued this Period		N/A

Attachment 4

Name of Debtor :	NewPower Holdings Inc.
Case # :	02-10835
Reporting Period:	4/01/2011-4/30/2011

Name of Bank:	JP Morgan Chase
Branch:	Syracuse, NY
Account Name:	The New Power Company
Account Number:
Purpose of Account:	Controlled Disbursements (A/P)

Beginning Balance	$ 0.00
Total Deposits	$ 20,000.00	Transfer from Concentration
Total Payments	$ (13,820.49)
Closing Balance	$ 6,179.51
Service Charges	N/A

First Check issued this Period		201401
Last Check issued this Period		201411
Voided Checks		2
Total # of checks issued this Period		9

Exhibit 5

The New Power Company
Check Detail
As of April 30, 2011

Date	Num	Name	Amount

04/14/2011	wire	United States Treasury	3,279.41
04/15/2011	dir dep	M. Patricia Foster	3,714.98
04/15/2011	wire	CT Commissioner of Revenue Services	504.16
04/20/2011	electronic	Iron Mountain Off-Site Data Protection	18,351.58
04/20/2011	electronic	Sidley Austin Brown & Wood	13,723.08
04/29/2011	dir dep	M. Patricia Foster	3,716.23
04/29/2011	201447	Delaware Secretary of State	1,062.00
04/29/2011	201448	Delaware Secretary of State	650.00
04/29/2011	201414	Administrator Unemployment Compensation	285.00
04/29/2011	201415	United States Treasury	0.00
04/29/2011	201416	Commissioner of Revenue Services, Ct	71.60
04/29/2011	wire	Mellon Investors Services, LLC	6,500.00
04/29/2011	wire	Mellon Investors Services, LLC	94,590.42
			146,448.46
			146,448.46

Attachment 6

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Tax Report
For Period from March 31, 2011 thru April 30, 2011
Amounts in $000's

Taxes Paid During the Month

Employment Taxes	3.6
Connecticut State Tax	0.5
Corporate Taxes	1.8

Taxes Owed and Due

Payroll Tax Liability	9.6

Attachment 7A

NewPower Holdings, Inc.
Case Number: 02-10835
Summary of Officer Compensation / Summary of Personnel and Insurance Coverages
For Period from March 31, 2011 thru April 30, 2011
Amounts in $000's

Summary of Officer Compensation

See supplemental attachment.

Personnel Report
	Full Time	Part Time
# of Employees at beginning of period		1
# hired during the period	-	-
# terminated/resigned during period	-	-
# employees on payroll - end of period	0	1

# of employees on temporary consulting assignments		0

Confirmation of Insurance

See supplemental attachment. *

* Omitted

Attachment 7B
(Supplemental)

Payments made to insiders 4/01/11-4/30/2011

Payments are in gross amts

	Title	Amount	Date	Type

M. Patricia Foster	President & CEO	$ 5,208.33	4/15/2011	Salary for pay period 4/01 - 4/15
		$ 5,208.33	4/30/2011	Salary for pay period 4/16 - 4/31

$ 10,416.67

Attachment 8

NewPower Holdings, Inc.
Case Number: 02-10835
Significant Developments During Reporting Period
For Period from March 31, 2011 thru April 30, 2011

none